Exhibit 10.10

[CONFORMED]

AMENDMENT TO

AMENDED AND RESTATED TERM LOAN AGREEMENT

THIS AMENDMENT TO AMENDED AND RESTATED TERM LOAN AGREEMENT (this “Amendment”), is entered into as of January 18, 2011, by and among MAYFLOWER L.P., a limited partnership registered in Jersey, Channel Islands (registered no. LP282) (“Lender”), and, on the other hand, PHIBRO ANIMAL HEALTH CORPORATION, a New York corporation (“Borrower”), and the other parties listed on the signature page hereto (the “Guarantors”).

WHEREAS, the parties hereto are parties to a certain Amended and Restated Term Loan Agreement dated June 24, 2010 (the “Loan Agreement”; capitalized terms used but not defined herein shall have the meanings ascribed to them in the Loan Agreement); and

WHEREAS, in connection with various transactions contemplated to be entered into by Borrower, the parties hereto mutually desire to amend the Loan Agreement as set forth below;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that, effective as of the effectiveness of a certain supplement to the Indenture to be entered into on or about the date hereof:

1.           Section 6.5 of the Loan Agreement is amended as follows:

(i)          Clause (a) of the paragraph defining “Permitted Indebtedness” is amended to read in its entirety as follows:

“(a)         Indebtedness of Borrower and any Guarantor under this Agreement, the Revolving Credit Facility and any other Credit Facilities and under clause (o) below in an aggregate principal amount at any time outstanding not to exceed the greater of (x) $100,000,000, less, to the extent a permanent repayment and/or commitment reduction is required under a Credit Facility as a result of such application, the aggregate amount of Net Available Proceeds applied to repayments under the Credit Facilities in accordance with Section 6.8 and (y) the sum of (i) 85% of the book value of the accounts receivable of Borrower and the Restricted Subsidiaries plus (ii) 65% of the book value of inventory of Borrower and the Restricted Subsidiaries, in each case, calculated on a consolidated basis and in accordance with GAAP;”

(ii)         Clause (j) of the paragraph defining “Permitted Indebtedness” is amended to read in its entirety as follows:

“(j)          Refinancing Indebtedness with respect to Indebtedness incurred pursuant to the Coverage Ratio Exception or clause (b) or (c) above, this clause (j) or clause (o) below;”

(iii)        Clause (m) of the paragraph defining “Permitted Indebtedness” is amended to strike the word “and” from the end of such clause.

(iv)        Clause (n) of the paragraph defining “Permitted Indebtedness” is amended to add the word “and” at the end of such clause.

(v)         The following provision is added after clause (n) of the paragraph defining “Permitted Indebtedness”:

“(o)          Additional Notes (as defined in the Indenture) up to an aggregate principal amount of $25,000,000, and the guarantees in respect thereof.”

(vi)        References to “clauses (a) through (m) above” and “clauses (a) through (n) above” in the last paragraph of Section 6.5 are amended to read “clauses (a) through (o) above”.

2.           Except as expressly provided herein, all terms and conditions of the Loan Agreement shall continue in full force and effect.

3.           This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by electronic transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by electronic transmission also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

4.           This Amendment, together with the Loan Agreement and the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and thereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

[Signature page to follow.]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

PHIBRO ANIMAL HEALTH CORPORATION,
as Borrower

By:	/s/ David C. Storbeck
Name: David C. Storbeck
Title: Vice President

GUARANTORS:

PRINCE AGRI PRODUCTS, INC.
PHIBROCHEM, INC.
PHIBRO ANIMAL HEALTH HOLDINGS, INC.
PHIBRO CHEMICALS, INC.
WESTERN MAGNESIUM CORP.
C.P. CHEMICALS, INC.
PHILIPP BROTHERS CHEMICALS, INC.
PHIBROWOOD, LLC
PHIBRO-TECH, INC.
FIRST DICE ROAD COMPANY, A CALIFORNIA

LIMITED PARTNERSHIP
By:	WESTERN MAGNESIUM CORP.,
its General Partner

By:	/s/ David C. Storbeck
Name: David C. Storbeck
Title: Vice President

MAYFLOWER L.P.,
as Lender

By:	/s/ C.S. Burnhams
Name: C.S. Burnhams
Title: Authorised Signatory

[SIGNATURE PAGE TO AMENDMENT TO LOAN AGREEMENT]